SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                -----------------

                                    FORM 8-K


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 2, 2004 (MARCH 1, 2004)


                         COMMISSION FILE NUMBER 0-25356


                                -----------------

                                   P-COM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                                        77-0289371
(STATE OR OTHER JURISDICTION OF            (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)


                          3175 S. WINCHESTER BOULEVARD
                               CAMPBELL, CA 95008
                                 (408) 866-3666

       (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA
               CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


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ITEM 5. OTHER EVENTS.

On March 1, 2004, P-Com issued a press release announcing the receipt of $2.0 million in orders from a leading wireless telecommunications operator in Latin America. The March 1, 2004 press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

         Exhibit 99.1 News release of P-Com, Inc. dated March 1, 2004 to report the receipt of $2.0 million in orders from a leading wireless telecommunications operator in Latin America.


                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      P-COM, INC.


                                      By: /s/ Sam Smookler
                                          -------------------------------------
                                          Sam Smookler
                                          President and Chief Executive Officer


Date: March 2, 2004


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                                  EXHIBIT INDEX

 Exhibit          Description
--------------------------------------------------------------------------------
 Exhibit 99.1     News release  of P-Com,  Inc.  dated  March 1, 2004  to report the receipt of $2.0 million in orders from a leading wireless telecommunications operator in Latin America.